SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   Form 8-K/A

                               Amendment No. 1 to

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Original Report: August 28, 1997



                      CORNERSTONE REALTY INCOME TRUST, INC.
             (Exact name of registrant as specified in its charter)


   VIRGINIA                    0-23954                    54-1589139
   (State of                   (Commission                (IRS Employer
    Incorporation)             File Number)               Identification No.)


         306 East Main Street
         Richmond, Virginia                  23219
         (Address of principal              (Zip Code)
          executive offices)



         Registrant's telephone number, including area code:   (804) 643-1761






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                      CORNERSTONE REALTY INCOME TRUST, INC.

                                   FORM 8-K/A

                                      Index



Item 7.   Financial Statements and Exhibit

          a. Independent Accountants' Report (Italian Village and Villa Marina Apartments)

             Historical Statement of Income and Direct Operating
               Expenses (Unaudited)
               (Italian Village and Villa Marina Apartments)

             Notes to Historical Statement of Income and Direct
               Operating Expenses
               (Italian Village and Villa Marina Apartments)




          d. Exhibits

             23.1 Consent of Independent Accountants


         The Company hereby amends Items 7.a., 7.b., 7.c. and 7.d. of its Current Report on Form 8-K dated August 28, 1997 as follows:

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                           ITEMS 7.a., 7.b. and 7.c.


         Following is a compiled (unaudited) statement of income and direct operating expenses exclusive of items not comparable to the proposed future operations of the property Italian Village Apartments (t/a Italian Village Apartments and Villa Marina Apartments) for the twelve-month period ended July 31, 1997. The Company is unable to provide an audited statement relative to such property. However, the Company's filing of a compiled, rather than an audited, statement (in light of the significance of the acquisition to the Company in terms of purchase price, the Company's assets, and the Company's providing of audited financial statements with regard to other property acquisitions) is consistent and in compliance with Securities and Exchange Commission staff interpretations regarding the relevant financial statement filing requirements of SEC Regulation S-X and Rule 3-14 thereunder.


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                                  [letterhead]
                             L.P. Martin & Company
                              4132 Innslake Drive
                           Glen Allen, Virginia 23060
                             Phone: (804) 346-2626
                              Fax: (804) 346-9311



                        Independent Accountants' Report


The Board of Directors
Cornerstone Realty Income Trust, Inc.
Richmond, Virginia

                We have complied the accompanying statement of income and direct operating expenses exclusive of items not comparable to the proposed future operations of the property Italian Village Apartments, t/a Italian Village Apartments and Villa Marina Apartments, located in Charlotte, North Carolina for the twelve month period ended July 31, 1997, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.

                A compilation is limited to presenting in the form of financial statements information that is the representation of management. We have not audited or reviewed the accompanying financial statement and, accordingly, do not express an opinion or any other form of assurance on it.

                The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a filing by Cornerstone Realty Income Trust, Inc.) and excludes material expenses, described in Note 2 to the statement, that would not be comparable to those resulting from the proposed future operations of the property.



                                               /s/ L.P. Martin & Co., P.C.


November 7, 1997

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                           ITALIAN VILLAGE APARTMENTS

         STATEMENT OF INCOME AND DIRECT OPERATING EXPENSES EXCLUSIVE OF
                  ITEMS NOT COMPARABLE TO THE PROPOSED FUTURE
                           OPERATIONS OF THE PROPERTY

                    TWELVE MONTH PERIOD ENDED JULY 31, 1997





INCOME

     Rental and Other Income                                    $1,298,014



DIRECT OPERATING EXPENSES

     Administrative and Other                                       89,889
     Insurance                                                      29,606

     Repairs and Maintenance                                       264,666

     Taxes, Property                                                82,821

     Utilities                                                     104,806
                                                                   -------



        TOTAL DIRECT OPERATING EXPENSES                            571,788
                                                                   -------



        Operating income exclusive of items not comparable
        to the proposed future operations of the property         $726,226
                                                                  ========


See accompanying notes to the financial statement.

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                           ITALIAN VILLAGE APARTMENTS

         NOTE TO THE STATEMENT OF INCOME AND DIRECT OPERATING EXPENSES
               EXCLUSIVE OF ITEMS NOT COMPARABLE TO THE PROPOSED
                       FUTURE OPERATIONS OF THE PROPERTY

                    TWELVE MONTH PERIOD ENDED JULY 31, 1997


NOTE 1 - ORGANIZATION

Italian Village Apartments consists of Italian Village Apartments, a 156 unit garden and townhouse style apartment complex and Villa Marina Apartments, an adjacent 44 unit garden & townhouse style apartment complex. The apartment complexes are located on 22.43 acres in Charlotte, North Carolina. The assets comprising the property were owned by Italian Investment Company, a partnership unaffiliated with Cornerstone Realty Income Trust, Inc., during the financial statement period. Cornerstone Realty Income Trust, Inc. subsequently purchased the property.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue and Expense Recognition - The accompanying statement of rental operations has been prepared using the accrual method of accounting. In accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission, the statement of income and direct operating expenses excludes interest and non rent related income and expenses not considered comparable to those resulting from the proposed future operations of the property. Excluded expenses are mortgage interest, property depreciation, amortization and management fees.

Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Repairs and Maintenance - Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.

Advertising - Advertising costs are expensed in the period incurred.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Cornerstone Realty Income Trust, Inc.


Date:    November 10, 1997          By: /s/ Stanley J. Olander, Jr.
                                        ---------------------------
                                        Stanley J. Olander, Jr.
                                        Chief Financial Officer of Cornerstone
                                        Realty Income Trust, Inc.






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                                  EXHIBIT INDEX

                         Cornerstone Realty Income Trust
                  Form 8-K/A to Form 8-K dated August 28, 1997


Exhibit Number                        Exhibit

  23.1                                Consent of Independent Accountants